UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 24, 2025

NEXTPLAT CORP
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40447	65-0783722
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Ansin Blvd, Suite A
Hallandale Beach, FL 33009
(Address of principal executive offices and zip code)

(305) 560-5381
(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.0001	NXPL	The Nasdaq Stock Market, Inc.
Warrants	NXPLW	The Nasdaq Stock Market, Inc.

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K (the “Original 8-K”) of NextPlat Corp (the “Company”) filed with the U.S. Securities and Exchange Commission on September 9, 2025, to disclose the terms of the compensation arrangements with David Phipps in connection with his appointment as Chief Executive Officer. The disclosure included in the Original 8-K otherwise remains unchanged.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation of Chief Executive Officer

As previously announced by the Company, on September 3, 2025, the Board appointed David Phipps as Chief Executive Officer. On September 24, 2025, the Compensation Committee of the Board (the “Compensation Committee”) approved an increase in Mr. Phipps’s annual base salary to $450,000 in connection with his assumption of the Chief Executive Officer position and a one-time grant of 200,000 shares of common stock, granted under the NextPlat Corp 2021 Incentive Plan (the “Plan”), which shares fully vested on the grant date. The shares are subject to the terms and conditions of the Plan, which was previously filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on December 22, 2021, and the terms and conditions of an award agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K. No other changes were made to Mr. Phipps’s compensation.

On September 24, 2025, the Company entered into Amendment No. 1 to Employment Agreement with Mr. Phipps (the “Amendment”), to reflect the changes to his title, the increase in annual base salary, and the common stock award. The preceding description of the Amendment is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Amendment, a copy of which is being filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

There are no arrangements or understandings between Mr. Phipps and any other persons pursuant to Mr. Phipps was selected as an officer of the Company, Mr. Phipps has no family relationships with any of the Company’s directors or executive officers, and Mr. Phipps is not a party to and does not have any direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
10.1	David Phipps Stock Award Agreement
10.2	Amendment No. 1 to David Phipps Employment Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAT CORP.

	By:	/s/ David Phipps
	Name:	David Phipps
	Title:	Chief Executive Officer

Dated: October 2, 2025